                                                                    EXHIBIT 24.3

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven B. Schaver and David K. Moskowitz, as his true and lawful attorneys-in-fact and agents, each acting alone, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 to be filed by EchoStar Communications Corporation (the "Registrant") on or before October 10, 1997, relating to the offer and sale of up to 2,300,000 shares of the Registrant's Series C Cumulative Convertible Preferred Stock and undetermined number of shares of the Registrant's Class A Common Stock, including any and all amendments to such Registration Statement, hereby ratifying and confirming that all such attorneys-in-fact and agents, each acting alone, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on October 27, 1997, effective as of October 10, 1997.

                    NAME                                   TITLE
--------------------------------------------  --------------------------------
            /s/ CHARLES W. ERGEN              Chief Executive Officer,
-------------------------------------------   Chairman and Director
              Charles W. Ergen                (Principal Executive Officer)

            /s/ R. SCOTT ZIMMER
-------------------------------------------   Vice Chairman, Vice President
              R. Scott Zimmer                 and Director

             /s/ JAMES DEFRANCO
-------------------------------------------   Executive Vice President and
               James DeFranco                 Director

          /s/ RAYMOND L. FRIEDLOB
-------------------------------------------   Director
            Raymond L. Friedlob

            /s/ ALAN M. ANGELICH
-------------------------------------------   Director
              Alan M. Angelich